UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2010

INTERNATIONAL COAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32679	20-2641185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia	25560
(Address of principal executive offices)	(Zip Code)

(304) 760-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 13, 2010, pursuant to the terms of two separate registration rights agreements, International Coal Group, Inc. (the “Company”) filed a registration statement and a preliminary prospectus supplement to permit affiliates of WL Ross & Co. (“WLR”) and Fairfax Financial Holdings Limited (“Fairfax”) to resell shares of the Company’s common stock in an underwritten public offering (the “Offering”). In connection with the Offering, the Company, WLR Recovery Fund, L.P., WLR Recovery Fund II, L.P., WLR Recovery Fund III, L.P., Wentworth Insurance Company Ltd., United States Fire Insurance Company, The North River Insurance Company, Odyssey America Reinsurance Corporation, Clearwater Insurance Company, TIG Insurance Company, nSpire Re Limited and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) entered into an underwriting agreement, dated as of December 14, 2010 (the “Underwriting Agreement”), relating to the sale of 12,268,700 and 22,577,800 shares of the Company’s common stock by affiliates of WLR and Fairfax, respectively, plus up to an additional 1,840,305 and 3,386,670 shares of common stock by affiliates of WLR and Fairfax, respectively, if the Underwriter exercises its 30-day option to purchase additional shares to cover over-allotments, if any. The Underwriting Agreement includes the terms and conditions of the sale of the common stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. Closing of the Offering is expected to occur on or about December 17, 2010, subject to customary closing conditions. Upon completion of this Offering, affiliates of WLR and Fairfax will continue to own 12,268,723 and 22,577,788 shares of the Company’s common stock, respectively.

The Company will not receive any of the proceeds from the Offering. The total number of shares of the Company’s common stock outstanding will not change as a result of the Offering.

The common stock will be sold pursuant to an effective shelf registration statement (File No. 333-171136) that was filed with the Securities and Exchange Commission and became effective on December 13, 2010.

Wilbur L. Ross, Jr., the Chairman of our board of directors, is Chairman and Chief Executive Officer of WLR. Wendy L. Teramoto, a member of our board of directors, is a Senior Vice President at WLR. Samuel A. Mitchell, a member of our board of directors, is a Managing Director of Hamblin Watsa Investment Counsel Ltd., a wholly-owned subsidiary of Fairfax. Pursuant to our certificate of incorporation, by-laws, indemnification agreements and certain contractual obligations, we are obligated to advance legal fees to our directors and officers under certain circumstances, subject to limitations of the Delaware General Corporation Law.

Pursuant to separate registration rights agreements, we have agreed to indemnify each of the selling stockholders identified above against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 14, 2010, among International Coal Group, Inc., WLR Recovery Fund, L.P., WLR Recovery Fund II, L.P., WLR Recovery Fund III, L.P., Wentworth Insurance Company Ltd., United States Fire Insurance Company, The North River Insurance Company, Odyssey America Reinsurance Corporation, Clearwater Insurance Company, TIG Insurance Company, nSpire Re Limited and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 16, 2010

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 14, 2010, among International Coal Group, Inc., WLR Recovery Fund, L.P., WLR Recovery Fund II, L.P., WLR Recovery Fund III, L.P., Wentworth Insurance Company Ltd., United States Fire Insurance Company, The North River Insurance Company, Odyssey America Reinsurance Corporation, Clearwater Insurance Company, TIG Insurance Company, nSpire Re Limited and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

5